UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

VALLEY BANCORP

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-50950	88-0493760

3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (702) 221-8600

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events

On September 28, 2004, Valley Bancorp, Las Vegas, Nevada (“Bancorp”) announced the successful completion of its initial public offering. Bancorp issued and sold 925,000 shares at a price to the public of $18.00 per share, in a firm commitment underwritten offering solely managed by Sandler O’Neill & Partners, L.P.

At the closing of the offering, Bancorp also issued and sold an additional 138,750 shares to Sandler O’Neill & Partners, L.P. upon the underwriter’s exercise of its over-allotment option. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements – not applicable

(b)	Exhibits.

99.1	Press Release dated September 28, 2004 announcing the closing of the offering and exercise of the option.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 28, 2004

VALLEY BANCORP
By:	/s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer